   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1997
                                              SECURITIES ACT FILE NO. 333-
                                      INVESTMENT COMPANY ACT FILE NO. 811-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM N-2
[X]         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[_]                      PRE-EFFECTIVE AMENDMENT NO.
[_]                      POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[_]                             AMENDMENT NO.
                       (CHECK APPROPRIATE BOX OR BOXES)

                                --------------
                      MUNIHOLDINGS CALIFORNIA FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                --------------
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                --------------
                                (609) 282-2800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                --------------
                                 ARTHUR ZEIKEL
                      MUNIHOLDINGS CALIFORNIA FUND, INC.
             800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                --------------
                                  COPIES TO:
        PHILIP M. MANDEL, ESQ.                  FRANK P. BRUNO, ESQ.
      FUND ASSET MANAGEMENT, L.P.          LAURIN BLUMENTHAL KLEIMAN, ESQ.
             P.O. BOX 9011                        BROWN & WOOD LLP
   PRINCETON, NEW JERSEY 08543-9011            ONE WORLD TRADE CENTER
                                            NEW YORK, NEW YORK 10048-0557

                                --------------
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

                                --------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [_]

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                                                          PROPOSED
                                              PROPOSED     MAXIMUM
                                AMOUNT        MAXIMUM     AGGREGATE  AMOUNT OF
         TITLE OF                BEING     OFFERING PRICE OFFERING  REGISTRATION
SECURITIES BEING REGISTERED  REGISTERED(1)  PER UNIT(1)   PRICE(1)     FEE(2)
--------------------------------------------------------------------------------
Common Stock ($.10 par val-
 ue)....................     66,666 shares     $15.00     $999,990      $295

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(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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                      MUNIHOLDINGS CALIFORNIA FUND, INC.

                             CROSS REFERENCE SHEET

ITEM NUMBER, FORM N-2                   CAPTION IN PROSPECTUS
---------------------                   ---------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS
 1.Outside Front Cover Page............ Outside Front Cover Page
 2.Inside Front and Outside Back Cover  Inside Front and Outside Back Cover
     Pages............................. Pages; Underwriting
 3.Fee Table and Synopsis.............. Prospectus Summary; Fee Table
 4.Financial Highlights................ Not Applicable
 5.Plan of Distribution................ Prospectus Summary; Net Asset Value;
                                        Underwriting
 6.Selling Shareholders................ Not Applicable
 7.Use of Proceeds..................... Use of Proceeds; Investment Objective
                                        and Policies
 8.General Description of the           Prospectus Summary; The Fund;
     Registrant........................ Investment Objective and Policies;
                                        Risks and Special Considerations of
                                        Leverage; Investment Restrictions;
                                        Dividends and Distributions; Automatic
                                        Dividend Reinvestment Plan; Mutual Fund
                                        Investment Option
 9.Management.......................... Directors and Officers; Investment
                                        Advisory and Management Arrangements;
                                        Custodian; Transfer Agent, Dividend
                                        Disbursing Agent and Registrar
10.Capital Stock, Long-Term Debt, and   Description of Capital Stock
     Other Securities..................
11.Defaults and Arrears on Senior       Not Applicable
     Securities........................
12.Legal Proceedings................... Not Applicable
13.Table of Contents of the Statement
     of Additional Information......... Not Applicable
PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14.Cover Page.......................... Not Applicable
15.Table of Contents................... Not Applicable
16.General Information and History..... Not Applicable
17.Investment Objective and Policies... Prospectus Summary; Investment
                                        Objective and Policies; Investment
                                        Restrictions
18.Management.......................... Directors and Officers; Investment
                                        Advisory and Management Arrangements
19.Control Persons and Principal        Investment Advisory and Management
     Holders of Securities............. Arrangements
20.Investment Advisory and Other        Investment Advisory and Management
     Services.......................... Arrangements; Custodian; Underwriting;
                                        Transfer Agent, Dividend Disbursing
                                        Agent and Registrar; Legal Opinions;
                                        Experts
21.Brokerage Allocation and Other       Portfolio Transactions
     Practices.........................
22.Tax Status.......................... Taxes; Automatic Dividend Reinvestment
                                        Plan
23.Financial Statements................ Report of Independent Auditors;
                                        Statement of Assets, Liabilities and
                                        Capital

PART C--OTHER INFORMATION

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY STATE.                                                                    +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED DECEMBER 23, 1997
PROSPECTUS
                                          SHARES

                       MUNIHOLDINGS CALIFORNIA FUND, INC.

                                  COMMON STOCK

                                 ------------

  MuniHoldings California Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company that seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund intends to maintain at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS THAT ARE RATED BELOW INVESTMENT GRADE OR, IF UNRATED, ARE CONSIDERED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY. Investors are advised to read this Prospectus carefully and retain it for future reference.

  Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. See "Prospectus Summary--Risk Factors and Special Considerations."

  Within approximately three months after completion of the offering of Common Stock described herein, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. INVESTORS SHOULD NOTE THE SPECIAL RISKS ASSOCIATED WITH THE LEVERAGING OF THE COMMON STOCK. SEE "RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE" AND "DESCRIPTION OF CAPITAL STOCK."
                                                        (Continued on next page)

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION PASSED  UPON THE ACCURACY  OR
   ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PRICE TO           SALES LOAD          PROCEEDS TO
                              PUBLIC              (1)(2)              FUND(3)
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Per Share..............       $15.00               None               $15.00
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Total(4)...............                            None

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) The Investment Adviser or an affiliate will pay the Underwriter a
    commission in the amount of     % of the Price to Public per share in
    connection with the sale of shares of Common Stock offered hereby. See "Underwriting."
(2) The Fund and the Investment Adviser have agreed to indemnify the
    Underwriter against certain liabilities under the Securities Act of 1933. See "Underwriting."
(3) Before deducting organizational and offering expenses payable by the Fund
    estimated at $       .
(4) The Fund has granted the Underwriter an option to purchase up to an
    additional           shares to cover over-allotments. If all such shares
    are purchased, the total Price to Public and Proceeds to Fund will be . See "Underwriting."

                                 ------------

  The shares are offered by the Underwriter, subject to prior sale, when, as and if issued by the Fund and accepted by the Underwriter, subject to approval of certain legal matters by counsel for the Underwriter and certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that
delivery of the shares will be made in New York, New York on or about       ,
1998.

                                 ------------
                              MERRILL LYNCH & CO.

                                 ------------

                  The date of this Prospectus is       , 1998.

(Continued from preceding page)

  The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  Prior to this offering, there has been no public market for the Common Stock of the Fund. Application will be made to list the Fund's shares of Common Stock on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Stock will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's Common Stock. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period.

  The issuance of the preferred stock will result in leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

  The Underwriter may engage in transactions that stabilize, maintain, or otherwise affect the price of the Fund's Common Stock. Such transactions may include stabilizing, the purchase of the Fund's Common Stock to cover short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND MuniHoldings California Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE         The Fund is offering           shares of Common Stock at an initial
OFFERING    offering price of $15.00 per share. The Common Stock is being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated
            ("Merrill Lynch" or the "Underwriter"). The Underwriter has been granted an option, exercisable for 45 days from the date of this
            Prospectus, to purchase up to           additional shares of Common
            Stock to cover over-allotments. See "Underwriting."

INVESTMENT  The investment objective of the Fund is to provide shareholders
OBJECTIVE   with current income exempt from Federal and California income
AND         taxes. The Fund seeks to achieve its investment objective by
POLICIES    investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). The Fund intends to maintain at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Such lower quality municipal obligations (also commonly referred to as "junk bonds") are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California
            Municipal Bonds, except at times when, in the judgment of the Investment Adviser, California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will maintain at least 65% of its assets in California Municipal
            Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes ("Municipal
            Bonds"). The Fund does not ordinarily intend to realize significant investment income not exempt from Federal and California income taxes. See "Investment Objective and Policies."

LISTING Prior to this offering, there has been no public market for the Common Stock of the Fund. Application will be made to list the Fund's shares of Common Stock on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's shares of Common Stock will not be listed on any securities exchange. During such period, the Underwriter does not intend to make a market in the Fund's shares of Common Stock. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. See "Underwriting."

LEVERAGE The Fund anticipates that it will be substantially invested in longer-term municipal obligations within approximately three months after completion of the offering of Common Stock described herein. To leverage the Common Stock, the Fund intends to offer shares of preferred stock within three months after completion of this offering representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred stock will result in the leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution").

            The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Because, under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock. Since any decline in the value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged, which would likely be reflected in a decline in the market price for shares of Common Stock. Additionally, fluctuations in the dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. See "Risks and Special Considerations of Leverage." Upon issuance of the preferred stock, holders of the Common Stock will receive all net income of the Fund remaining after payment of dividends (and any Additional Distribution) on the preferred stock and will generally be entitled to a pro rata share of net realized capital gains. Upon any liquidation of the Fund, the holders of shares of preferred stock will be entitled to receive liquidating distributions (expected to equal the original purchase price per share of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution) before any distribution is made to holders of Common Stock. See "Description of Capital Stock-- Preferred Stock."

            Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and holders of common and preferred stock, voting together as a single class, will be entitled to elect the remaining Directors. If, at any time, dividends on the Fund's preferred stock were to be in arrears in an amount equal to two full years of dividend payments, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect a majority of the Fund's Directors. The holders of preferred stock will also vote separately on certain other matters as required under the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended (the "1940 Act") and Maryland law, but otherwise will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. See "Description of Capital Stock--Preferred Stock--Voting Rights."

            There can be no assurance that the Fund will be able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) on the preferred stock. Changes in certain factors could cause the relationship between the short-term and medium-term dividend rates (and any Additional Distribution) paid by the Fund on the preferred stock and the long-term rates received by the Fund on its investment portfolio to change so that such short-term and medium-term rates (and any Additional Distribution) may substantially increase relative to rates on the long-term obligations in which the Fund may be invested. Under such conditions, the benefit of leverage to holders of Common Stock will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. The Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time.
            Prior to the time it offers the preferred stock, the Fund intends to apply for ratings on such stock from one or more nationally recognized statistical ratings organizations ("NRSROs"). The Fund believes that obtaining a rating for the preferred stock will enhance the marketability of the preferred stock and thereby reduce the dividend rate on the preferred stock from that which the Fund would be required to pay if the preferred stock were not rated.

INVESTMENT  Fund Asset Management, L.P. is the Fund's investment adviser and is
ADVISER responsible for the management of the Fund's investment portfolio and for providing administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55 of 1% of the Fund's average weekly net assets, including any proceeds from the issuance of preferred stock. The Investment Adviser is an affiliate of Merrill Lynch Asset Management, L.P. ("MLAM"), which is owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). The Investment Adviser or MLAM acts as the investment adviser for over 140 registered management investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and
            institutions. As of     , 1997, the Investment Adviser and MLAM had
            a total of approximately $
            billion in investment company and other portfolio assets under
            management (approximately $     billion of which was invested in
            municipal securities), including accounts of certain affiliates of the Investment Adviser. See "Investment Advisory and Management Arrangements."

DIVIDENDS
AND
DISTRIBUTIONS
            The Fund intends to pay dividends monthly and to distribute substantially all of its net investment income to holders of Common Stock. From and after issuance of the preferred stock, monthly distributions to holders of Common Stock will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred stock. It is expected that the Fund will commence paying dividends to holders of Common Stock within approximately 90 days from the date of this Prospectus. Net capital gains, if any, will be distributed at least annually to holders of Common Stock and, after issuance of the preferred stock, on a pro rata basis to holders of Common Stock and preferred stock. When capital gains or other taxable income is allocated to holders of preferred stock under certain circumstances, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution. The Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless asset coverage (as defined in the 1940 Act) with respect to the Fund's preferred stock is at least 200%. If the Fund issues preferred stock representing 40% of its capital after the time of issuance, its asset coverage with respect to the preferred stock will be approximately 250%. If the Fund's ability to make distributions on its Common Stock is limited, this could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock. See "Taxes."

AUTOMATIC   All dividend and capital gains distributions will be automatically
DIVIDEND    reinvested in additional shares of Common Stock of the Fund unless
REINVESTMENTa shareholder elects to receive cash. Shareholders whose shares are
PLAN        held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan. See "Automatic Dividend Reinvestment
            Plan."

MUTUAL      Purchasers of shares of Common Stock of the Fund through Merrill
FUND        Lynch in this offering will have an investment option consisting of
INVESTMENT  the right to reinvest the net proceeds from a sale of such shares
OPTION      (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible
            Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the
            Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common
            Stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. See "Mutual Fund Investment Option."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Common Stock of the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's shares of Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest a substantial portion of its assets in California Municipal Bonds and, therefore, it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of California Municipal Bonds to this degree. See "Investment Objective and Policies--Special Considerations Relating to California Municipal Bonds" and Appendix I, "Economic Conditions in California."

  The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

  The Fund intends to invest at least 75% of its total assets in municipal obligations that are rated in the investment grade rating categories by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment grade category may have certain speculative characteristics. Additionally, the Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade or, if not rated, are considered by the Investment Adviser to be of comparable quality. These securities are regarded as predominantly speculative and investments therein entail certain risks. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

  The Fund will be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for the preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

  In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments that may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). Certain of such investments may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counterparty to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics that have a similar effect on the return to Common Stock investors as the leverage transactions discussed under "Risks and Special Considerations of Leverage;" however, certain derivative investments will not be taken into account for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies--Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

  Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge and the inability to close futures transactions under certain conditions. Because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies--Options and Futures Transactions." The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such NRSRO.

  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock-- Certain Provisions of the Articles of Incorporation."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load (as a percentage of offering price)................  None
  Dividend Reinvestment Plan Fees.......................................  None
ANNUAL EXPENSES (as a percentage of net assets attributable to shares of
 Common Stock):
  Management Fees(a)(b).................................................  0.55%
  Interest Payments on Borrowed Funds...................................  None
  Other Expenses(b).....................................................      %
                                                                          ----
    Total Annual Expenses(b)............................................      %
                                                                          ====

                                                          1     3     5    10
                                                         YEAR YEARS YEARS YEARS
  EXAMPLE                                                ---- ----- ----- -----
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) total annual expenses
  of     % (assuming no leverage) and     % (assuming
  leverage) and (2) a 5% annual return throughout the
  periods:
  Assuming No Leverage.................................. $     $     $    $
  Assuming Leverage..................................... $     $     $    $

--------
(a) See "Investment Advisory and Management Arrangements"--page 26.
(b) In the event that the Fund utilizes leverage by issuing preferred stock in an amount of approximately 40% of the Fund's capital, it is estimated that, as a percentage of net assets attributable to Common Stock, the
    Management Fees would be     %, Other Expenses would be     % and Total
    Annual Expenses would be     %. See "Risks and Special Considerations of
    Leverage."

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE FUND

  MuniHoldings California Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on December 4, 1997, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

  The Fund has been organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not generally make a continuous offering of their shares or redeem their securities at the option of the shareholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Shares of closed-end investment companies, however, frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

                                USE OF PROCEEDS

  The net proceeds of this offering will be $            (or approximately
$            assuming the Underwriter exercises the over-allotment option in full) after payment of organizational and offering expenses.

  The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of Common Stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities. See "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of the Investment Adviser, California Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Fund. At all times, except during temporary defensive periods, the Fund will maintain at least 75% of its total assets in California Municipal Bonds and Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch, or, if unrated, are considered to be of comparable quality by the Investment Adviser. Additionally, the Fund may invest up to 25% of its total assets in California Municipal Bonds and Municipal Bonds that are rated below investment grade by S&P, Moody's or Fitch, or, if unrated, are considered to be of comparable quality by the Investment Adviser. Such lower quality California Municipal Bonds and Municipal Bonds are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. In addition, the Fund also will maintain at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California

Municipal Bonds and Municipal Bonds that are exempt from Federal Income taxes, but not California income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

  The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Investment Adviser, the Fund may purchase long-term obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal but not California income taxes. At all times, except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities and during temporary defensive periods, the Fund will have at least 80% of its assets invested in California Municipal Bonds and Municipal Bonds. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax.

  The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may also include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term California Municipal Bonds or Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "California Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies.

  Investment in shares of Common Stock of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal and California income taxes by investing in a professionally managed portfolio comprised primarily of investment grade California Municipal Bonds. Investment in the Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of California Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the Common Stock by leveraging the Fund's capital structure through the issuance of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

  The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for

Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix II to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the nature of any letters of credit or similar credit enhancements to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such insurance.

  As noted above, the Fund may invest up to 25% of its assets in California Municipal Bonds and Municipal Bonds that are rated below investment grade, or, if unrated, are considered to be of comparable quality by the Investment Adviser. These high yield bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields and be less subject to interest rate fluctuations, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed-income securities. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for the holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which the Fund may invest normally will not include securities that at the time of investment are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bonds from the Fund, which may decrease the net investment income to the Fund and dividends to shareholders in the event that the Fund is required to replace a called security with a lower yielding security. The Funds may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  Certain California Municipal Bonds and Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors and the Investment Adviser will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution providing the credit enhancement.

  The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

  The Fund intends to invest primarily in long-term California Municipal Bonds and Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term California Municipal Bonds and Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal and California income taxes.

  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF CALIFORNIA MUNICIPAL BONDS AND MUNICIPAL BONDS

  California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as California Municipal Bonds if the interest thereon is exempt from Federal income tax and exempt from California income tax, even though such bonds may be industrial development bonds ("IDBs") or "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt securities as discussed above will be considered California Municipal Bonds or Municipal Bonds.

  The two principal classifications of California Municipal Bonds and Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds (other than those of the State of California which has limited taxing powers) are secured by the issuer's pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of principal and the payment of interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. California Municipal Bonds and Municipal Bonds may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

  The Fund may purchase California Municipal Bonds and Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities that are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in California Municipal Bonds and Municipal Bonds that may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of California Municipal Bonds and Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the lease property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of California Municipal Bonds and Municipal Bonds for investment by the Fund.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL BONDS

  The Fund ordinarily will invest at least 80% of its total assets in California Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of California Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of California Municipal Bonds to this degree. Beginning in the 1990-91 fiscal year, the State of California faced the worst economic, fiscal and budget conditions since the 1930's. On July 5, 1994, all three of the rating agencies rating the State of California's long-term debt lowered their ratings of the State of California's general obligation bonds. Moody's lowered its rating from "Aa" to A1", S&P lowered its rating from "A+" to "A" and Fitch lowered its rating from "AA" to "A". Although a steady upturn has been under way since 1994, pre-recession job levels are not expected to be reached until later in the decade. As of the date of this Prospectus, S&P and Fitch have upgraded their ratings to A+ and AA-, respectively. No assurance can be given that ratings will not be lowered in the future. FAM does not believe that the current economic conditions in California will have a significant adverse effect on the ability of the Fund to invest in high quality California Municipal Bonds. For a discussion of economic and other conditions in the State of California, see Appendix I, "Economic and Other Conditions in California."

OTHER INVESTMENT POLICIES

  The Fund has adopted certain other policies as set forth below:

  Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell California Municipal Bonds and Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

  Indexed and Inverse Floating Obligations. The Fund may invest in California Municipal Bonds and Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

  Call Rights. The Fund may purchase a California Municipal Bond or Municipal Bond issuer's right to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security.

  Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS

  The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

  Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred stock from one or more NRSROs, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

  Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to California Municipal Bonds and Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

  The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

  Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

  The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging California Municipal Bonds and Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts, such as financial futures contracts on other municipal bond indices that may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Certain OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and California Municipal Bonds and Municipal Bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

  Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

  The volume of trading in the exchange markets with respect to California Municipal Bond or Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue to be available.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

  The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges that limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

  The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaged in hedging transactions when movements in interest rates occur.

                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

  Within approximately three months after the completion of the offering of shares of Common Stock, the Fund intends to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The issuance of the preferred stock will result in the leveraging of the Common Stock. Although the terms of the preferred stock offering will be determined by the Fund's Board of Directors, it is anticipated that the preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and that the dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in longer-term obligations in accordance with the Fund's investment objective. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

  Utilization of leverage, however, involves certain risks to the holders of Common Stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. So long as the Fund, taking into account the costs associated with the preferred stock and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since a pro rata portion of the Fund's net realized capital gains on its investment assets are generally payable to holders of Common Stock if net capital gains are realized by the Fund, the effect of leverage will be to increase the amount of such gains distributed to holders of Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the current dividend rate (and any Additional Distribution) on the preferred stock were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, since both the cost associated with the issuance of preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged.

  In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Code. See "Taxes." The Fund intends, however, to take all measures necessary to continue to make Common Stock dividend payments. If the Fund's current investment income were not sufficient to meet dividend requirements on either the Common Stock or the preferred stock, it could be necessary for the Fund to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if (i) it anticipates that the Fund's leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than that obtainable if the Common Stock were unleveraged, (ii) the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or (iii) in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred stock. Redemption of the preferred stock or insufficient investment income to make dividend payments, may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

  Assuming the utilization of leverage by the issuance of preferred stock that pays dividends at a rate that generally will be adjusted every 28 days in an amount representing approximately 40% of the Fund's capital at an annual
dividend rate of   % payable on such preferred stock based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments
would be   %.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of preferred stock representing approximately 40% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when the portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return
    (net of expenses)................................. (10)%  (5)%   0 %  5% 10%
   Corresponding Common Stock Return.................. (  )% (  )% (  )%   %   %

  Leveraging of the Common Stock cannot be fully achieved until preferred stock is issued and the proceeds of the offering of preferred stock have been invested in long-term California Municipal Bonds and Municipal Bonds.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

  In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where the Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Stock. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the preferred stock or otherwise purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased or redeemed. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem outstanding preferred stock, the Board of Directors will take into account a variety of factors including market conditions, the ratio of preferred stock to Common Stock and the expenses associated with such redemption.

  The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings meeting specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on obligations held by the Fund.

  Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately 40% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

                            INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the outstanding shares of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

    1. Make investments for the purpose of exercising control or management.

    2. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interest therein, and the Fund may purchase and sell financial futures contracts and options thereon.

    3. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

    4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

    5. Make loans to other persons, except that the Fund may purchase California Municipal Bonds, Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

    6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

    b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

    c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

    d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

  The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                            DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations during the last five years is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  Arthur Zeikel (65)--President and Director (1)(2)--Chairman of the Investment Adviser (which term, as used herein, includes its corporate predecessors) since 1997; President of the Investment Adviser from 1977 to 1997; Chairman of MLAM (which term, as used herein, includes its corporate predecessors) since 1997; President of MLAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of ML & Co. since 1990.

  James H. Bodurtha (53)--Director(2) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (58)--Director(2) -- 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP in 1996.

  Robert R. Martin (70)--Director(2) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

  Joseph L. May (68)--Director(2) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (45)--Director(2) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

  Terry K. Glenn (57)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (53)--Senior Vice President (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

  Kenneth A. Jacob (46)--Vice President (1)(2)--First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

  Walter O'Connor (35)--Vice President and Portfolio Manager (1)(2)--Director of MLAM since 1997; Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1991 to 1993.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of MLFD since 1981; Treasurer since 1984.

  Philip M. Mandel (50)--Secretary (1)(2)--First Vice President of MLAM since 1997; Assistant General Counsel of Merrill Lynch from 1989 to 1997.
--------
(1) Interested person, as defined in the 1940 Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or its affiliate, MLAM, acts as investment adviser or manager.

  In the event that the Fund issues preferred stock, in connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $2,500 per year plus $250 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all the non-affiliated Directors, an annual fee of $500 per year plus $125 per Committee meeting attended. The Fund reimburses each non-affiliated Director for his out-of-pocket expenses relating to attendance at Board and Committee Meetings.

  The following table sets forth compensation to be paid by the Fund to the non-affiliated Directors projected through the end of the Fund's first full fiscal year and for the calendar year ended December 31, 1997 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                              TOTAL COMPENSATION
                                              PENSION OR        FROM FUND AND
                              AGGREGATE   RETIREMENT BENEFITS  FAM/MLAM ADVISED
                             COMPENSATION ACCRUED AS PART OF    FUNDS PAID TO
NAME OF DIRECTOR              FROM FUND      FUND EXPENSE         DIRECTORS
----------------             ------------ ------------------- ------------------
James H. Bodurtha (1).......   $                 None              $
Herbert I. London (1).......   $                 None              $
Robert R. Martin (1)........   $                 None              $
Joseph L. May (1)...........   $                 None              $
Andre F. Perold (1).........   $                 None              $

--------
(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (22 registered investment companies consisting of 46 portfolios); Mr. London (22 registered investment companies consisting of 46 portfolios); Mr. Martin (22 registered investment companies consisting of 46 portfolios); Mr. May (22 registered investment companies consisting of 46 portfolios); and Mr. Perold (22 registered investment companies consisting of 46 portfolios).

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

  The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Investment Adviser or MLAM acts as the investment adviser for over 140 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As
of       , 1997, the Investment Adviser and MLAM had a total of approximately
$   billion in investment company and other portfolio assets under management
(approximately $   billion of which were invested in municipal securities),
including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

  The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the supervision of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Fund's portfolio manager will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Walter O'Connor is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management.

  For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.55 of 1% of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and shareholder reports, charges of the custodian and the transfer and dividend disbursing agent and registrar, fees and expenses with respect to the issuance of preferred stock, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services.

  Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms that provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

  The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Fund may also purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances after the Fund's portfolio is invested in accordance with its investment objective, will be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to holders of Common Stock. It is expected that the Fund will commence paying dividends to holders of Common Stock within approximately 90 days of the date of this Prospectus. From and after issuance of the preferred stock, monthly distributions to holders of Common Stock normally will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the preferred stock. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of Common Stock and any preferred stock. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock. See "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends and distributions may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

  The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Fund intends to qualify to pay "exempt-interest dividends" as defined in
Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security and railroad retirement benefits subject to Federal income taxes. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

  The portion of exempt-interest dividends paid from interest received by the Fund from California Municipal Bonds also will be exempt from California income tax. However, exempt-interest dividends paid to a corporate shareholder subject to California state franchise tax will not be exempt from California taxation. Shareholders subject to income taxation by states other than California will realize a lower after-tax rate of return than California shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Fund will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from California income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or California income tax purposes to the extent attributable to exempt-interest dividends.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered taxable ordinary income for Federal and California income tax purposes.

Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Internal Revenue Service ("Service") has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains (including the additional categories of capital gains discussed above). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when both Common Stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends (including the additional categories of capital gains discussed above) will similarly be allocated between the two classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" that could subject certain investors in such bonds, including shareholders of the Fund, to an increased alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

  The Fund may invest in high yield securities, as previously described. Furthermore, the Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

  If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

  As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

  The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain Code provisions, some taxpayers may be subject to 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and California income and corporate franchise tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and California income and corporate franchise tax laws. The Code and the Treasury Regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by, The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

  Whenever the Fund declares an income dividend or a capital gains distribution (collectively, referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase prices paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

                         MUTUAL FUND INVESTMENT OPTION

  Purchasers of shares of Common Stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end mutual funds ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class D Shares. Second, the Original Shares must have been either acquired in this offering or be shares representing reinvested dividends from shares of Common Stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class D shares of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class D Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares of Common Stock commence trading on the New York Stock Exchange, the distributor for the mutual funds will advise Merrill Lynch Financial Consultants as to those mutual funds that offer the investment option described above.

                                NET ASSET VALUE

  Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the last business day in each week. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

  The California Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. California Municipal Bonds and Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

  The Fund determines and makes available for publication the net asset value of its Common Stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal, and the Monday and Saturday editions of The New York Times.

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. Within approximately three months after completion of the offering of the Common Stock described herein, the Fund intends to reclassify an amount of unissued Common Stock as preferred stock and at that time to offer shares of preferred stock representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock. There is no assurance that such preferred stock will be issued.

COMMON STOCK

  Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

  So long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Preferred Stock" below.

  The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

  The Investment Adviser provided the initial capital for the Fund by purchasing 6,667 shares of Common Stock of the Fund for $100,005. As of the date of this Prospectus, the Investment Adviser owned 100% of the outstanding shares of Common Stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED STOCK

  It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of Common Stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

  The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately 40% of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of Common Stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of Common Stock described in the Prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation), the initial series of preferred stock will be structured to carry either a relatively short-term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution (as defined in "Special Leverage Considerations and Risks--Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below. The Fund's Articles of Incorporation, as amended, together with any Articles Supplementary, is referred to below as the "Charter."

  Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

  Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class.

  In connection with the election of the Fund's directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's directors, and the remaining directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

  The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

  Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the

Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

  The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause, but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of preferred stock may be removed only by action of such holders.

  In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

    (i) a merger or consolidation or statutory share exchange of the Fund with other corporations,

    (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (iii) a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following the proposed issuance of the preferred stock, it is anticipated that the approval, adoption or authorization of the foregoing would also require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

  In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the by-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on a stock exchange.

  Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

  The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the Securities and Exchange Commission for the full text of these provisions.

                                   CUSTODIAN

  The Fund's securities and cash are held under a custodial agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                                 UNDERWRITING

  Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions of a Purchase Agreement with the
Fund and the Investment Adviser, to purchase           shares of Common Stock
from the Fund. The Underwriter is committed to purchase all of such shares if any are purchased.

  The Underwriter has advised the Fund that it proposes initially to offer the shares of Common Stock to the public at the public offering price set forth on the cover page of this Prospectus. There is no sales charge or underwriting discount charged to investors on purchases of shares of Common Stock in the offering. The Investment Adviser or an affiliate has agreed to pay the Underwriter from its own assets a commission in connection with the sale of
shares of Common Stock in the offering in the amount of $.   per share. Such
payment is equal to      % of the initial public offering price per share. The
Underwriter also has advised the Fund that from this amount the Underwriter
may pay a concession to certain dealers not in excess of $.   per share on
sales by such dealers. After the initial public offering, the public offering price and other selling terms may be changed. Investors must pay for shares of
Common Stock purchased in the offering on or before         , 1998.

  The Fund has granted the Underwriter an option, exercisable for 45 days
after the date hereof, to purchase up to           additional shares of Common
Stock to cover over-allotments, if any, at the initial offering price.

  The Underwriter may engage in certain transactions that stabilize the price of the shares of Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of Common Stock.

  If the Underwriter creates a short position in the shares of Common Stock in connection with the offering, i.e., if it sells more shares of Common Stock than are set forth on the cover page of this Prospectus, the Underwriter may reduce that short position by purchasing shares of Common Stock in the open market. The Underwriter also may elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Underwriter also may impose a penalty bid on certain selling group members. This means that if the Underwriter purchases shares of Common Stock in the open market to reduce the Underwriter's short position or to stabilize the price of the shares of Common Stock, it may reclaim the amount of the selling concession from the selling group members who sold those shares of Common Stock as part of the offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Fund nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of Common Stock. In addition, neither the Fund nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Prior to this offering, there has been no public market for the shares of the Common Stock. Application will be made to list the Fund's shares of Common Stock on the New York Stock Exchange. However, during an initial period which is not expected to exceed two weeks from the date of this Prospectus, the Fund's Common Stock will not be listed on any securities exchange. Additionally, during such period, the Underwriter does not intend to make a market in the Fund's Common Stock, although a limited market may develop. Consequently, it is anticipated that an investment in the Fund will be illiquid during such period. In order to meet the requirements for listing, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

  The Fund anticipates that the Underwriter may from time to time act as a broker in connection with the execution of its portfolio transactions. The Fund has obtained an exemptive order permitting it to engage in certain principal transactions with the Underwriter involving high quality, short-term, tax-exempt securities subject to certain conditions. See "Investment Restrictions" and "Portfolio Transactions."

  The Underwriter is an affiliate of the Investment Adviser of the Fund.

  The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

  The transfer agent, dividend disbursing agent and registrar for the shares of Common Stock of the Fund will be The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Common Stock offered hereby will be passed upon for the Fund and the Underwriter by Brown & Wood LLP, New York, New York.

                                    EXPERTS

  The statement of assets, liabilities and capital of the Fund included in
this Prospectus has been so included in reliance on the report of           ,
independent auditors, and on their authority as experts in auditing and accounting. The selection of independent auditors is subject to ratification by shareholders of the Fund.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder, MuniHoldings California Fund, Inc.:

  We have audited the accompanying statement of assets, liabilities and
capital of MuniHoldings California Fund, Inc. as of       , 1998. This
financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such statement of assets, liabilities and capital presents fairly, in all material respects, the financial position of MuniHoldings
California Fund, Inc. as of       , 1998 in conformity with generally accepted
accounting principles.

                      MUNIHOLDINGS CALIFORNIA FUND, INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                       , 1998

ASSETS
  Cash................................................................ $100,005
  Deferred organization expenses (Note 1).............................
                                                                       --------
    Total assets......................................................
                                                                       --------
LIABILITIES
  Accrued expenses (Note 1)...........................................
                                                                       --------
NET ASSETS............................................................ $100,005
                                                                       ========
CAPITAL
  Common Stock, par value $.10 per share; 200,000,000 shares
   authorized; 6,667 shares issued and outstanding (Note 1)........... $    667
  Paid-in Capital in excess of par....................................   99,338
                                                                       --------
  Total Capital-Equivalent to $15.00 net asset value per share of common stock (Note 1).............................................. $100,005
                                                                       ========

             NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the State of Maryland on December 4, 1997 as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,667 shares
for $100,005 on       , 1998. The General Partner of the Investment Adviser is
an indirectly wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Deferred organization costs will be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE 2. MANAGEMENT ARRANGEMENTS

  The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory services, at an annual rate equal to 0.55 of 1% of the average weekly net assets of the Fund.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX I

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

  The following information is a brief summary of factors affecting the economy of the State of California ("California" or "State") and does not purport to be a complete description of such factors. Other factors will affect State issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of State issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.

GENERAL ECONOMIC CONDITIONS

  The economy of the State of California is the largest among the 50 states and one of the largest in the world and has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product is expected to exceed $1 trillion in 1997. On a stand-alone basis, California's economy is larger than all but six nations in the world.

  California's July 1, 1996 population of over 32 million represented over 12% of the total United States population. As of July 1, 1990 the population of 29,944,000 represented an increase of over 6 million persons, or 26%, during the decade of the 1980's.

  California's population is concentrated in metropolitan areas. As of the April 1, 1990 Census, 96% of the citizens resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1995, the 5-county Los Angeles area accounted for 49%, with 15.7 million residents. The 10-county San Francisco Bay Area represented 21% with a population of 6.7 million.

  From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and by a major drop in real estate construction. California's economy has been recovering and growing steadily since the start of 1994; currently the State's economic growth is outpacing the rest of the nation. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6% range in mid-1997, compared to over 10% at the worst of the recession.

  California's economic expansion is being fueled by growth in high-technology industries, including computer software, electronics manufacturing and motion picture/television production; growth is also strong in business services, export trade, and manufacturing, with even the aerospace sector now showing increased employment. The State's economy is now more diversified than it was during the 1980's. Nonresidential real estate construction has grown rapidly in response to the growth in the economy. Residential construction has been growing slowly since the depths of the recession, but remains much lower (as measured by annual new unit permits) than the late 1980's.

THE STATE

  Fiscal Years Prior to 1995-96. The State's budget problems in recent years were caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs--K-14 education, health, welfare and corrections--were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for a certain third-time felony offenders.

  As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

  . reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

  . maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

  . various one-time adjustments and accounting changes.

  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to project positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the

Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court order. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

  During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996.

  1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

  The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 pupil (also called per ADA, or average daily attendance)) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increase in student fees.

  1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  Revenues. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did not approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

  Expenditures. The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

  The following are principal features of the 1996-97 Budget Act:

    Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per ADA, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

    Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which were allocated to each school site.

    The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

    A 4.9% increase in funding for the University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

    The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

    General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

    With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

  Subsequent Events. On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated general fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Proposed Budget projected a balance in the SFEU of $553 million on June 30, 1998.

  At the time of the May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, increase in State employee salaries and consideration of a tax cut proposed by the Governor.

  In May 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

  1997-98 Fiscal Year. Once the pension payment eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached, however, on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

  On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on the education testing program.

  The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million of vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State has implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

  The following are major features of the 1997-98 Budget Act:

    1. For the second year in a row, the Budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years. Funds are provided to fully pay for the cost-of-living increase component of Proposition 98, and to extend class size reduction and reading initiatives.

    2. The Budget Act reflects the $1.235 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There is no provision for any additional payments relating to this court case.

    3. Continuing the third year of a four-year "compact" which the Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

    4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

    5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

    6. Unlike prior years, this Budget Act does not depend on federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal aliens.

    7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

  Federal Welfare Reform. Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

  As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

  Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

LOCAL GOVERNMENTS

  The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

  Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs. It is yet not known how the CalWORKs system will affect county finances in the long run.

  In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused at least in part by large investment losses in its pooled investment funds.

  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

  Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time, annual revenues to local government would be reduced by several hundred million dollars.

  In May 1996, a taxpayer filed an action (the "Rider Case") against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease having features similar to the leases commonly used in California lease-based financings such as certificates of participation. In the Rider Case, the plaintiffs maintain that voter approval is required for the San Diego lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which likewise affirmed the validity of the lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the California Supreme Court granted the plaintiff's petition for review. No decision from the State Supreme Court is expected until sometime during the 1998 calendar year.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

  Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

  Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriation of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed in appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

  At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in Fiscal Year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

  During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

  In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

  Substantially increased general find revenues, above the initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

  On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates the verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

  The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive Federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving Federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

  Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Proposition 187 conflict with Federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which run parallel or purport to supplement Federal immigration law." As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.

  Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.

  Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

  The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates ("Commission")). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1997. To date, the Legislature has not appropriated funds. The liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

  The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.

  The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

  In Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the general fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

  The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the general fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.

  The State is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995 and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the funds, violate the single subject requirement of the State Constitution, and is an invalid "special law." Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.

  The State is a defendant in two related cases, Beno vs. Sullivan ("Beno") and Welch v. Anderson ("Welch"), concerning reductions in Aid to Families with Dependent Children ("AFDC") grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions and in the Welch case, plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The State's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.

  In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in Fiscal Year

1992-93. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the contributions that were unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court, and the Supreme Court subsequently refused to hear the case, making the Court of Appeals' ruling final. On July 30, 1997 the Controller transferred $1,235 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequent State payments to PERS will be made on a quarterly basis. No prejudgment interest has been paid in accordance with the trial court ruling that there was insufficient evidence that money for that purpose had been appropriated and was available. No post-judgment interest was ordered.

STATE GENERAL OBLIGATION BOND RATINGS

  As of the date of this Statement of Additional Information, the State's general obligation bonds are rated A1 by Moody's Investors Services, Inc., A+ by Standard & Poor's Ratings Services, and AA- by Fitch Investors Service, Inc.

  As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980s until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

  . reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

  . maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

  . various one-time adjustments and accounting changes.

  Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court order. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

  During the past several fiscal years, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

  1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

  Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

  The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 pupil (also called per ADA, or average daily attendance)) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.

  1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

  Revenues--The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.

  Expenditures--The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

  The following are principal features of the 1996-97 Budget Act:

    Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per ADA, an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.

    Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which were allocated to each school site.

    The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.

    A 4.9% increase in funding for the University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

    The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

    General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.

    With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

  As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

  Although the long-term impact of the new federal law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

  1997-98 Fiscal Year. On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated general fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Proposed Budget projected a balance in the SFEU of $553 million on June 30, 1998.

  At the time of the May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, increase in State employee salaries and consideration of a tax cut proposed by the Governor.

  In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconsitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

  Fiscal Year 1997-98 Budget Act. Once the pension payment eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached, however, on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

  On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on the education testing program.

  The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State has implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

  The following are major features of the 1997-98 Budget Act:

    1. For the second year in a row, the Budget contains a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budget amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years. Funds are provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend class size reduction and reading initiatives.

    2. The Budget Act reflects the $1.235 billion pension case judgment payment, and brings funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts. There is no provision for any additional payments relating to this court case.

    3. Continuing the third year of a four-year "compact" which the Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

    4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

    5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

    6. Unlike prior years, this Budget Act does not depend on federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal aliens.

    7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

  Federal Welfare Reform--Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

                                  APPENDIX II

                          RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I.
    Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

   II.
    Nature of and provisions of the obligation; and

  III.
    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

           A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

          BB  Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having
           B significant speculative characteristics. "BB" indicates the CCC least degree of speculation and "C" the highest degree of
          CC  speculation. While such bonds will likely have some quality and
           C  protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

           D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

   A-1
    This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2
    Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3
    Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B
    Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C
    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D
    Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUED CREDIT RATING

  A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

  --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

  SP-1
     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

  SP-2
     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

  SP-3
     Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   AAA
    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA
    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these insurers is generally rated "F-1+".

     A
    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB
    Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  NR        Indicates that Fitch does not rate the specific issue.

  CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

  SUSPENDED   A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

  WITHDRAWN   A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

  FITCHALERT  Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

  RATINGS OUTLOOK
              An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as a "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
              Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC
              Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such
DD            bonds are extremely speculative and should be valued on the
D             basis of their ultimate recovery value in liquidation or
              reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                 APPENDIX III

                                                                      A TAX-FREE YIELD OF
                                                              -----------------------------------
          TAXABLE INCOME*                           [1998]
------------------------------------ 1998 FEDERAL CALIFORNIA
  SINGLE RETURN      JOINT RETURN    TAX BRACKET  TAX BRACKET 5.00% 5.50% 6.00% 6.50% 7.00% 7.50%
-----------------  ----------------- ------------ ----------- ----- ----- ----- ----- ----- -----
                                                                IS EQUAL TO A TAXABLE YIELD OF
$ 26,046-$ 32,916  $ 52,091-$ 65,832    28.00%       8.0%     7.55   8.30  9.06  9.81 10.57 11.32
$ 32,917-$ 61,400  $ 65,833-$102,300    28.00%       9.3%     7.66   8.42  9.19  9.95 10.72 11.48
$ 61,401-$128,100  $102,301-$155,950    31.00%       9.3%     7.99   8.79  9.59 10.39 11.19 11.98
$128,101-$278,450  $155,951-$278,450    36.00%       9.3%     8.61   9.47 10.34 11.20 12.06 12.92
Over $278,450      Over $278,450        39.60%       9.3%     9.13  10.04 10.95 11.87 12.78 13.69

                      TAXABLE EQUIVALENT YIELDS FOR 1998


--------
* An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 1998. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax rates shown above do not apply to corporate taxpayers subject to the California corporate franchise tax. The tax characteristics of the Fund are described more fully elsewhere in this Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

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  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Risk Factors and Special Considerations....................................   7
Fee Table..................................................................   9
The Fund...................................................................  10
Use of Proceeds............................................................  10
Investment Objective and Policies..........................................  10
Risks and Special Considerations of Leverage...............................  20
Investment Restrictions....................................................  23
Directors and Officers.....................................................  24
Investment Advisory and Management Arrangements............................  26
Portfolio Transactions.....................................................  28
Dividends and Distributions................................................  29
Taxes......................................................................  30
Automatic Dividend Reinvestment Plan.......................................  34
Mutual Fund Investment Option..............................................  36
Net Asset Value............................................................  36
Description of Capital Stock...............................................  37
Custodian..................................................................  40
Underwriting...............................................................  40
Transfer Agent, Dividend Disbursing Agent and Registrar....................  41
Legal Opinions.............................................................  41
Experts....................................................................  41
Independent Auditors' Report...............................................  42
Statement of Assets, Liabilities and Capital...............................  43
Appendix I.................................................................  44
Appendix II................................................................  61
Appendix III...............................................................  68

                                ---------------

  UNTIL        , 1998 (90 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL
DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPAT-ING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIV-ERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PRO-SPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

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                                       SHARES

                       MUNIHOLDINGS CALIFORNIA FUND, INC.

                                  COMMON STOCK

                                ---------------

                                   PROSPECTUS

                                ---------------

                              MERRILL LYNCH & CO.

                                        , 1998

                                                                 CODE 19001-  98

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--------------------------------------------------------------------------------

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (1) Financial Statements

    Report of Independent Auditors

    Statement of Assets, Liabilities and Capital as of       , 1998

  (2) Exhibits:

    (a)(1)--Articles of Incorporation
    (a)(2)--Articles of Amendment
    (b)--By-Laws
    (c)--Not applicable
    (d)(1)--Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of the Registrant(a)
    (d)(2)--Form of specimen certificate for shares of Common Stock of the Registrant
    (e)--Form of Dividend Reinvestment Plan
    (f)--Not applicable
    (g)--Form of Investment Advisory Agreement between the Fund and the Investment Adviser
    (h)(1)--Form of Purchase Agreement
    (h)(2)--Merrill Lynch Standard Dealer Agreement
    (i)--Not applicable
    (j)--Custodian Contract between the Fund and             *
    (k)--Registrar, Transfer Agency and Service Agreement between the Fund
           and            *
    (l)--Opinion and Consent of Brown & Wood LLP, counsel to the Fund and the Underwriter*
    (m)--Not applicable
    (n)--Consent of            , independent auditors for the Fund*
    (o)--Not applicable
    (p)--Certificate of Fund Asset Management, L.P.*
    (q)--Not applicable
    (r)--Not applicable
--------
(a) Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
    Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit
    (a)(1) to this Registration Statement; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII,
    Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit
    (b) to this Registration Statement.
 * To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS.

  See Exhibit (h).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

   Registration fees..................................................... $   *
   Stock Exchange listing fee............................................     *
   Printing (other than stock certificates)..............................     *
   Engraving and printing stock certificates.............................     *
   Legal fees and expenses...............................................     *
   Accounting fees and expenses..........................................     *
   NASD fees.............................................................     *
   Miscellaneous.........................................................     *
                                                                          -----
     Total............................................................... $   *
                                                                          =====

--------
* To be provided by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The information in the Prospectus under the caption "Investment Advisory and Management Arrangements" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

  There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION.

  Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, filed as Exhibit
(a)(1) to this Registration Statement, Article VI of the Registrant's By-Laws, filed as Exhibit (b) to this Registration Statement, and the Investment Advisory Agreement, a form of which is filed as Exhibit (g)(1) to this Registration Statement, provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Reference is made to Section Six of the Purchase Agreement, a form of which is filed as Exhibit (h)(1) hereto, for provisions relating to the indemnification of the underwriter.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Investment Adviser"), an affiliate of MLAM acts as investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Government Bond Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Merrill Lynch Funds Distributor, Inc. ("MLFD"), Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch

& Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1213.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraphs and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                        POSITIONS WITH            OTHER SUBSTANTIAL BUSINESS, PROFESSION,
       NAME           INVESTMENT ADVISER                  VOCATION OR EMPLOYMENT
       ----           ------------------          ---------------------------------------
 ML & Co. .......  Limited Partner          Financial Services Holding Company; Limited
                                            Partner of FAM
 Princeton         General Partner          General Partner of MLAM
  Services.......
 Arthur Zeikel...  Chairman (since          Chairman (since December 10, 1997) and President
                    December 10, 1997);     (prior to December 10, 1997) of MLAM; President
                    President (prior to     and Director (prior to December 10, 1997) of
                    December 10, 1997)      Princeton Services; Director (prior to December
                                            10, 1997) of MLFDS; Executive Vice President of ML
                                            & Co.
 Jeffrey M. Peek.  President (since         President (since December 10, 1997) of MLAM;
                    December 10, 1997)      President and Director (since December 10, 1997)
                                            of Princeton Services; Director (since December
                                            10, 1997) of MLFDS; Executive Vice President of ML
                                            & Co.
 Terry K. Glenn..  Executive Vice President Executive Vice President of MLAM; Executive Vice
                                            President and Director of Princeton Services;
                                            President and Director of MLFD; Director of MLFDS;
                                            President of Princeton Administrators, L.P.
 Vincent R.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Giordano.......                           President of Princeton Services
 Elizabeth         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Griffin........                           President of Princeton Services
 Norman R.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Harvey.........                           President of Princeton Services
 Michael J.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Hennewinkel....                           President of the MLAM International Group
 Philip L.         Senior Vice President,   Senior Vice President, General Counsel and
  Kirstein.......   General Counsel and     Secretary of MLAM; Senior Vice President, General
                    Secretary               Counsel Director and Secretary of Princeton
                                            Services
 Ronald M. Kloss.  Senior Vice President    Senior Vice President and Controller of MLAM;
                    and Controller          Senior Vice President and Controller of Princeton
                                            Services
 Stephen M. M.     Senior Vice President    Executive Vice President of Princeton
  Miller.........                           Administrators, L.P.; Senior Vice President of
                                            Princeton Services
 Joseph T.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Monagle........                           President of Princeton Services
 Michael L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Quinn..........                           President of Princeton Services; Managing Director
                                            and First Vice President of Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated from 1989 to 1995
 Richard L.        Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Reller.........                           President of Princeton Services; Director of MLFD
 Gerald M.         Senior Vice President    Senior Vice President and Treasurer of MLAM;
  Richard........   and Treasurer           Senior Vice President and Treasurer of Princeton
                                            Services; Vice President and Treasurer of MLFD
 Ronald L.         Senior Vice President    Senior Vice President of MLAM; Senior Vice
  Welburn........                           President of Princeton Services

ITEM 31. LOCATION OF ACCOUNT AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

  Not applicable.

ITEM 33. UNDERTAKINGS.

  (a) Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) Registrant undertakes that:

    (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 19th day of December, 1997.

                                          MuniHoldings California Fund, Inc.
                                            (Registrant)

                                                     /s/ Arthur Zeikel
                                          By_________________________________
                                                (ARTHUR ZEIKEL, PRESIDENT)

  Each person whose signature appears below hereby authorizes Arthur Zeikel, Terry K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendment to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURES                        TITLE                 DATE

          /s/ Arthur Zeikel            President (Principal      December 19,
-------------------------------------   Executive Officer)           1997
           (ARTHUR ZEIKEL)              and Director

        /s/ Gerald M. Richard          Treasurer (Principal      December 19,
-------------------------------------   Financial and                1997
         (GERALD M. RICHARD)            Accounting Officer)

        /s/ James H. Bodurtha          Director                  December 19,
-------------------------------------                                1997
         (JAMES H. BODURTHA)

        /s/ Herbert I. London          Director                  December 19,
-------------------------------------                                1997
         (HERBERT I. LONDON)

        /s/ Robert R. Martin           Director                  December 19,
-------------------------------------                                1997
         (ROBERT R. MARTIN)

          /s/ Joseph L. May            Director                  December 19,
-------------------------------------                                1997
           (JOSEPH L. MAY)

         /s/ Andre F. Perold           Director                  December 19,
-------------------------------------                                1997
          (ANDRE F. PEROLD)

                                 EXHIBIT INDEX

 EXHIBIT NUMBER                                                         PAGE NO.
 --------------                                                         --------
(a)(1)--Articles of Incorporation
(a)(2)--Articles of Amendment
(b)   --By-Laws
(d)(2)--Form of specimen certificate for shares of Common Stock of the Registrant
(e)   --Form of Dividend Reinvestment Plan
(g) --Form of Investment Advisory Agreement between the Fund and the Investment Adviser
(h)(1)--Form of Purchase Agreement
(h)(2)--Merrill Lynch Standard Dealer Agreement